                                                                   EXHIBIT 10.25

               Agreement number: 99-01-01-UNITED PARCEL SERVICE


                                    between

                           UNITED PARCEL SERVICE CO.

                                      and

                             PRIDE AVIATION, INC.




ARTICLE     DESCRIPTION
PAGE


          TABLE OF CONTENTS                                                    1

          LIST OF EXHIBITS                                                     2

          PREAMBLE                                                             3
   1      TERMS OF AGREEMENT                                                   3
   2      DEFINITIONS                                                        3-5
   3      COMPLIANCE WITH FEDERAL AVIATION REGULATIONS                         6
   4      GENERAL TERMS AND CONDITIONS                                         6
   5      MAINTENANCE SERVICES                                                 7
   6      ENGINEERING SERVICES                                                 8
   7      DOCUMENTATION                                                      8-9
   8      CHARGES AND PAYMENT                                                  9
   9      INDEMNITY AND INSURANCE                                          10-11
  10      WARRANTY                                                            11
  11      EXCUSABLE DELAY OR FAILURE IN PERFORMANCE                        12-13
  12      TERMINATION                                                         13
  13      MISCELLANEOUS                                                    13-17



AGREEMENT NO. 99-01-01-UNITED PARCEL SERVICE                       DATE:  1/1/99

                                   EXHIBITS
                                   --------


      I   AIRCRAFT STATEMENT OF WORK

     II   FINANCIAL CONSIDERATION AND TERMS OF PAYMENT

    III   CERTIFICATION OF FAA DRUG TESTING PROGRAM COVERAGE

     IV   WARRANTY PERIOD

      V   DELIVERY RECEIPT

     VI   REDELIVERY RECEIPT

AGREEMENT NO. 99-01-01-UNITED PARCEL SERVICE                       DATE:  1/1/99

                    AIRCRAFT MAINTENANCE SERVICES AGREEMENT
                    ---------------------------------------


     This Aircraft Maintenance Services Agreement is hereby entered into on the 1/st/ day of January, one thousand nine hundred ninety-nine between Pride Aviation, Inc. with its office at 1218 Hangar Drive, New Iberia, Louisiana 70560 and 4635 NE Cornfoot Rd., Portland, Oregon 97218("SELLER") and UNITED PARCEL SERVICE CO. with it's offices at 1400 North Hurstborne Parkway, Louisville, Kentucky 40223 ("CUSTOMER").

     WHEREAS, SELLER maintains and operates facilities for the maintenance and servicing of Aircraft and component parts; and

     WHEREAS, CUSTOMER requires certain Maintenance Services as more specifically described in Exhibit I, to be performed on Aircraft listed in
Exhibit VII which it owns or operates, from time to time, and/or components used or usable in the operation of such Aircraft and SELLER is willing to provide or cause to be provided such services upon the terms, provisions and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agrees as follows:


                                   ARTICLE I
                                   ---------
                              TERMS OF AGREEMENT
                              ------------------

     1.01 This Agreement shall be effective as of the 1st day of January 1999, and shall continue in effect through December 31, 2002, unless extended or terminated as provided in Article XII.



                                   ARTICLE II
                                   ----------
                                  DEFINITIONS
                                  -----------

     2.01 The following definitions shall apply to the terms used in this Agreement and employed by SELLER in the course of performance of its obligations under this Agreement, unless otherwise defined herein:

     (a) "AIRCRAFT" shall mean the Aircraft types listed on Exhibit VII owned or operated by CUSTOMER, including all attached engines and any instrument, equipment, apparatus, assembly, part, appurtenance or accessory attached to, incorporated, or installed in, such Aircraft.


AGREEMENT NO. 99-01-01-UNITED PARCEL SERVICE                      DATE: 1/1/99

                                  ARTICLE III
                                  -----------
                 COMPLIANCE WITH FEDERAL AVIATION REGULATIONS
                 --------------------------------------------

     3.01 The services performed under this agreement shall be performed in a good and workmanlike manner and in accordance with all applicable FAR's including, but not limited to 14 CFR Parts 91, 121/135, and as applicable, Part 145.



                                  ARTICLE IV
                                  ----------
                         GENERAL TERMS AND CONDITIONS
                         ----------------------------

     4.01 During the term of this agreement, SELLER will provide the facilities, labor, fixtures, equipment, tooling, planning and administration necessary to perform the SERVICES in compliance with the maintenance program, the Aircraft workscope, and terms indicated in Exhibit II.

     4.02 Unless otherwise agreed to, CUSTOMER will provide to SELLER, upon delivery of the Aircraft, all applicable work cards, work instructions, lists, bill of materials, engineering authorizations or other specific documentation necessary to perform the SERVICES on the Aircraft as described in Exhibit I. However, this excludes any instruction or documentation regarding waste materials as described in Section 4.05.

     4.03 The CUSTOMER shall, at its sole cost and expense, deliver the Aircraft or components to SELLER at the repair facility or such other location as may be mutually agreed upon between the parties hereto. SELLER shall acknowledge receipt of the Aircraft or component by execution of a delivery receipt in the form of Exhibit VIII. Redelivery of the Aircraft and components to CUSTOMER at the repair facility upon completion of the SERVICES hereunder shall be acknowledged by execution of a redelivery receipt in the form of
Exhibit IX.

     4.04 All parts furnished by SELLER pursuant to this agreement shall be an approved part from a FAA approved source. SELLER will extend to CUSTOMER the benefit of suppliers, which provide warranty periods more favorable than offered in Exhibit IV. SELLER shall credit CUSTOMER for the cost to CUSTOMER of any parts or supplies furnished by SELLER, which prove to be defective. Materials furnished by SELLER at CUSTOMERS request will be at actual cost as verified by attached invoice plus freight plus 10% handling up to a maximum of $200 per item.

     4.05 SELLER shall be solely responsible for handling, transportation, disposal and reporting of all hazardous and other waste material resulting from or associated with SELLER's performance under this Agreement. SELLER shall comply with all local, state and federal laws and regulations governing such waste and shall indemnify and hold CUSTOMER harmless for any and all costs, including attorney fees, related to such waste.


AGREEMENT NO. 99-01-01-UNITED PARCEL SERVICE                  DATE: 1/1/99

                                   ARTICLE V
                                   ---------
                             MAINTENANCE SERVICES
                             --------------------

     5.01 During the period this agreement is in effect, SELLER will, upon request and as mutually agreed, perform MAINTENANCE SERVICES on the Aircraft as follows:

     (a) ROUTINE MAINTENANCE, NON-ROUTINE MAINTENANCE and special inspections or repairs of the Aircraft, including DEPAINT and PAINT.

     (b) Accomplishment of any Airworthiness Directives (AD), supplemental structural inspection (SSI), or Service Bulletins (SB) applicable to the Aircraft.

     (c) Component overhaul, repair, functional check and modification required to be performed on components removed from the Aircraft during the performance of the Maintenance Services for which SELLER has shop capability at its repair facility. SELLER may, upon CUSTOMER'S prior approval, arrange with subcontractors for the performance of component work for which SELLER does not have shop capability. Subcontractors must be approved in advance by CUSTOMER. In those cases where the components removed cannot be repaired during performance of services, CUSTOMER will provide SERVICEABLE COMPONENTS.

     5.02 The CUSTOMER shall provide with this contract, a schedule showing to the best of its ability all of the Aircraft to be serviced during the term of this contract. CUSTOMER agrees to provide those Aircraft, and retains the absolute right to substitute alternate Aircraft having the same or similar work scope or to change the schedule at its sole discretion.

     5.03 In the event that SELLER is unable to provide requested services due to lack of available skills, tooling, labor, or certification to perform the service, CUSTOMER may provide the work force to complete its requested task at SELLER's facility, or may remove the Aircraft from SELLER's facility and complete the work elsewhere.

     5.04 Consumables and Expendables will be provided by SELLER, except Paint, placards, and paint masks for name, logo, & stencils which will be supplied by the CUSTOMER. CUSTOMER can supply specialty parts and components if the CUSTOMER so desires.

     5.05 SELLER will provide to CUSTOMER, planning services that include assistance in the preparation of work instructions, ordering of material not furnished by CUSTOMER, and scheduling of the work included in the MAINTENANCE SERVICES.


     5.06 If during performance of the services, SELLER becomes aware of any condition which could lead to resultant damage to the Aircraft or any component, SELLER shall


AGREEMENT NO. 99-01-01-UNITED PARCEL SERVICE                     DATE: 1/1/99
advise CUSTOMER immediately and obtain CUSTOMER written approval to perform recommended Non-Routine Maintenance on such Aircraft or component.


                                  ARTICLE VI
                                  ----------
                             ENGINEERING SERVICES
                             --------------------

     6.01 If requested by CUSTOMER and mutually agreed upon, SELLER will provide, or cause to be provided, engineering services (including documentation) in support of maintenance services which are not related to normal Aircraft in-service problems but involve the repair of damage and/or the performance of modifications to the Aircraft or components at the rates set forth in Exhibit
II. Engineering services provided hereunder shall be in support of the maintenance services and include, Depaint and Painting of the Aircraft, field repairs, major system changes or replacements, or modifications affecting certification and not covered by FAA approved service bulletins.


                                  ARTICLE VII
                                  -----------
                                 DOCUMENTATION
                                 -------------

     7.01 CUSTOMER will furnish SELLER with the following documentation, as applicable, in a timely manner and suitable for the intended purpose as applicable for the scheduled workscope:

     (a)  Maintenance Manuals & Revisions

     (b)  Illustrated Parts Catalog & Revisions

     (c) Wiring diagrams and structural repair manual applicable to each Aircraft & Revisions thereto.

     (d)  General Maintenance Manual

     7.02 All documentation, as provided for above, will be returned to CUSTOMER at completion of services as provided for in Exhibit II, in a timely manner. Such shipment will be via UPS Next Day Air or shipped in a manner designated by the CUSTOMER.

     7.03 SELLER will prepare and furnish at no cost to CUSTOMER the following documentation as requested by the CUSTOMER and applicable to services performed, in a timely manner and suitable for the intended purpose:

     (a)  Engineering Authorizations Sign-Off

     (b)  Completed Work Package


AGREEMENT NO. 99-01-01-UNITED PARCEL SERVICE                       DATE: 1/1/99

     (c)  Non-Routine Repair Item Card

     (d)  FAA Form 337

     7.04 SELLER will provide all technical data and publications as described above in Article 7.03 to CUSTOMER at no charge.

     7.05 All technical data provided by SELLER will be in compliance with the applicable Air Transport Association specifications:

     (a)  Spec 100 - "Manufacturer's Technical Data"

     (b)  Spec 101 - "Ground Equipment Technical Data"

     (c)  Spec 300 - "Packaging of Airline Supplies"

     7.06 CUSTOMER shall be responsible for technical information provided to SELLER by CUSTOMER.



                                  ARTICLE VIII
                                  ------------
                              CHARGES AND PAYMENT
                              -------------------

     8.01 SELLER shall invoice the CUSTOMER for the labor, materials and parts provided in performance of the Services at the rate applicable for each type of service as specified in Exhibit II.

     8.02 All amounts owed to SELLER shall be due and payable in accordance with Exhibit II. Invoices for the services shall be mailed to CUSTOMER at:

                           UNITED PARCEL SERVICE CO.
                           1400 N. Hurstbourne Pkwy.
                              Louisville, KY 40223
                             ATTN: ACCOUNTS PAYABLE

     8.03 The CUSTOMER shall pay to SELLER any sales tax billed by SELLER imposed by any taxing authority required to be paid by SELLER or by CUSTOMER as a result of the performance of this agreement. If claim is made against SELLER for any such taxes, SELLER shall notify CUSTOMER immediately upon receipt of said notice. If requested by CUSTOMER in writing.

SELLER shall, at CUSTOMER's expense, take such action as CUSTOMER may reasonably direct with respect to such asserted liability and shall not pay any such charges, except under protest, if payment is necessary. If payment is made, SELLER shall, at CUSTOMER's expense, take such

AGREEMENT NO. 99-01-01-UNITED PARCEL SERVICE                     DATE: 1/1/99

                                    NOTICES
                                    -------

     13.01 Any notice required or permitted to be given under this agreement shall be deemed given if in writing and sent by registered mail, facsimile or express overnight mail.

     TO SELLER: Pride Aviation, Inc.         Pride Aviation Portland, Inc.
                1218 Hangar Drive            4635 NE Cornfoot Rd.
                New Iberia, Louisiana 70560  Portland, Oregon 97218

                TEL:(318) 365-6646           (503) 331-1248
                FAX:(318) 365-6663           (503) 288-6442
                ATTENTION: President

     TO CUSTOMER:   UNITED PARCEL SERVICE CO.
                    1400 N. Hurstbourne Pkwy
                    Louisville, KY 40223
                    ATNN:  Vice President of Maintenance & Engineering
                    TEL: (502) 329-6663
                    FAX: (502) 329-6654


                                  ASSIGNMENT

     13.02 SELLER may not assign this agreement and the services to be provided hereunder without the prior written consent of the CUSTOMER. Consent by the CUSTOMER to such assignment in one instance shall not constitute consent to any other assignment.


                              AMENDMENTS/CHANGES

     13.03 This agreement may not be amended or modified except by written agreement, signed by the parties hereto.

                                 GOVERNING LAW

     13.04 THE LAWS OF THE COMMONWEALTH OF KENTUCKY SHALL GOVERN THIS AGREEMENT AND ANY CLAIM OR QUESTIONS ARISING HEREUNDER SHALL BE CONSTRUED OR DETERMINED ACCORDING TO SUCH LAWS.


                              PARTIAL INVALIDITY

     13.05 If any term or condition of this agreement shall be invalid or unenforceable, the remainder of this agreement to the extent that it is not held invalid and unenforceable shall continue in full force and effect to the fullest extent permitted by law.

AGREEMENT NO. 99-01-01-UNITED PARCEL SERVICE                      DATE: 1/1/99

This article shall not be construed to preclude the reasonable request by CUSTOMER for samples as it is related to the performance of the services hereunder or acceptance of commonly distributed promotional material. This section shall be strictly enforced and any violation on the part of a representative, employee, or agent of SELLER shall be construed as a material breach of the agreement.

     13.17 CUSTOMER\SELLER shall not make, promise to make, or cause to be made any payment, loan or gift, directly or indirectly, (1) to or for the use or benefit of (i) any official or employee of any government or agency or instrumentality thereof, (ii) any political office, or (iii) any person (if CUSTOMER\SELLER knows or has reason to know that such paid payments, loans or gifts will directly or indirectly give pain to any such official, employee, political party or official thereof, or candidate), or (2) to any person or entity if such payment, loan or gift would violate the laws of the United States or of any country or territory in which it would be made. This section shall be strictly enforced and any violation on the part of a representative, employee, or agent of either party shall be construed as a material breach of the agreement.

                              RIGHT OF INSPECTION

     13.18 CUSTOMER will have the right to inspect, together with the FAA, if required and deemed necessary, SELLER'S facilities and all documents and records pertaining to the services performed and/or components, assemblies and/or parts assigned thereto. Such inspection will be permitted to take place on the condition that CUSTOMER will give reasonable advance notice to this effect to the SELLER.

AGREEMENT NO. 99-01-01-UNITED PARCEL SERVICE                       DATE: 1/1/99

                          EXECUTION AND EFFECTIVENESS

     13.19  This agreement may only be executed on behalf of SELLER by an
                               ----
officer of Vice President rank or above, and on behalf of CUSTOMER by the Vice President of Maintenance and Engineering.

This agreement shall not be effective and shall not be binding on SELLER and
                                                ---
CUSTOMER unless executed by such persons on behalf of SELLER and CUSTOMER.

     13.20 This agreement shall not bind CUSTOMER unless a completed Exhibit I, Aircraft Statement of Work, is attached to the agreement. If SELLER performs work on an Aircraft without having a completed Aircraft statement of work, CUSTOMER shall only be required to pay, in its discretion, the reasonable value of such services.

          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers as of the day and year first above written.


PRIDE AVIATION, INC.                              (SELLER)

BY:/s/ Lee B. Sanders

CHAIRMAN & CEO

DATE:  12-15-98

UNITED PARCEL SERVICE CO.                          (CUSTOMER)

BY:/s/ [ILLEGIBLE]

VICE PRESIDENT OF MAINTENANCE AND ENGINEERING

DATE:  1/4/99

AGREEMENT NO. 99-01-01-UNITED PARCEL SERVICE                DATE: 1/1/99

                                   EXHIBIT I
                             PRIDE AVIATION, INC.
                          AIRCRAFT STATEMENT OF WORK

AIRCRAFT WORKSCOPE OVERVIEW
---------------------------


     CUSTOMER will furnish Aircraft to SELLER at its New Iberia, Louisiana or Portland, Oregon facility in an airworthy condition per FAA requirements. SELLER will prepare the Aircraft for inspection and perform the following tasks:

A.   Bill of Work to Scuff Sand Fuselage, Vertical Stab, Wings, and Horizontals

     -    Prewash Aircraft as required

     - Scuff sand as required for prepaint preparation on the fuselage, vertical stab, and wings

     -    Repair proseal as required

     -    Soap wash to remove sanding residue


B. Bill of Work to Strip the Fuselage and Vertical; Scuff Sand Wings and Horizontals

     -    Prewash Aircraft as required

     -    Chemical strip fuselage and vertical

     -    Alkaline wash to neutralize stripper

     -    Detail sand areas masked for strip

     - Scuff sand as required for prepaint preparation on composites, horizontals, and wings

     -    Remove and replace proseal in areas stripped

     -    Soap wash to remove sanding residue

     -    Skin brighten

     -    Alodine


AGREEMENT NO. 99-01-01-United Parcel Service      EXHIBIT I    PAGE 1 OF 3

C.   Bill of Work to Paint

     -    Epoxy prime

     - Apply two (2) to three (3) wet coats of colors to recommended manufacturer's spec as per United Parcel Service Co. blueprints

     -    Prepare Aircraft for livery colors per United Parcel Service Co.
          drawings

     - Lay out stripes on fuselage and apply appropriate colors as per United Parcel Service Co. blueprints

     - Apply masks for logo and name, spray appropriate colors to manufacturer's specs as per United Parcel Service Co. blueprints

     -    Apply N#'s and fleet #'s

     - Apply required placards as per the maintenance manual and United Parcel Service Co. Job Instruction Cards

D.   Non-Routine Work:

     Non-Routine items generated from the accomplishment of the above Bill of Work will be performed on a time and material basis at the rates specified in Exhibit II. Before proceeding with performance of CUSTOMER request items and Non-Routine Maintenance, SELLER will obtain approval of the CUSTOMER Representative, including the estimated hours for that job. If the job exceeds that numbers of hours, approval of the CUSTOMER Representative must be obtained before proceeding.


E.   Maintenance Program Changes

     Any maintenance program changes that alter the Bill of Work as defined above constitutes a change of scope for the item altered, all other items remain unchanged.

     Except for the Aircraft Statement of Work provided herein, SELLER shall have no authority to perform any other work. As a condition precedent to payment of any amounts by CUSTOMER hereunder, SELLER shall have received prior written authorization to perform such work.

AGREEMENT NO. 99-01-01-United Parcel Service     EXHIBIT I     PAGE 2 OF 3

F.   Flight Controls

     Removal, balance, and reinstallation of the DC-8 rudder is the only flight control included in the flat rate. All other flight controls that require removal and balance, as determined by the SRM or the onsite United Parcel Service Co. representative, will be handled as NON ROUTINE maintenance at the Over and Above rates defined in Exhibit II.


G.  Aircraft Weight and Balance

     Weighing of the Aircraft is not included in the flat rate. If CUSTOMER should request weighing of the Aircraft, weighing will be done by a subcontracted vendor at pass through billing. Any time required to configure the Aircraft for weighing, or reconfigure after weighing, will be billed at the O&A rates in Exhibit II


H.  Landing Gear

     The flat rate includes painting of all gear doors but does not include painting of the landing gear or the wheelwells.


L.  Composites

     The flat rate includes a scuff sand of the composites to remove gloss and surface imperfections such as orange peel or surface chipping. It does not include any extensive sanding that may be required for composites that have checking and crazing. This additional work will be handled as agreed to by the CUSTOMER representative at O&A rates stated in Exhibit II.

AGREEMENT NO. 99-01-01-United Parcel Service   EXHIBIT I       PAGE 3 OF 3

                                  EXHIBIT III
                             PRIDE AVIATION, INC.
                  CERTIFICATION OF FAA ANTIDRUG PLAN/ALCOHOL
                           MISUSE PREVENTION PROGRAM


COMPANY NAME:  PRIDE AVIATION, INC.

ADDRESS:       ACADIANA REGIONAL AIRPORT
               1218 HANGAR DRIVE
               NEW IBERIA, LOUISIANA 70560

TELEPHONE: (318) 365-6646


Pride Aviation employees are covered by the following FAA approved drug testing plan:

     FAA Plan I.D. #:    D-SW-00389-U

     Date Revised:       June 3, 1997

AGREEMENT NO. 99-01-01-United Parcel Service    EXHIBIT III    PAGE 1 OF 1

                                  EXHIBIT IV
                             PRIDE AVIATION, INC.
                                WARRANTY PERIOD


AIRCRAFT
--------


A. The warranty period as to these Aircraft for all services performed by SELLER under this agreement shall commence upon redelivery of such Aircraft and extend for the periods set forth below:

     a) Workmanship is warranted unconditionally against workmanship defects for a period of three years. This includes paint adhesion, but does not include adhesion of the previously applied paint, nor does it include abnormal erosion or chipping from impact damage. Paint warranty is limited to paint manufacturer's warranty.

     b) Compliance with all standards, specifications, drawings and engineering authorizations is warranted for twelve (12) months.

     c) SELLER will accomplish warranty work at SELLER'S cost for labor and materials at no charge to U.P.S. Extensive warranty work may require input of Aircraft at SELLER'S facility. In such case SELLER will pay cost of moving Aircraft (crew and fuel) to and from SELLERS facility.

     d)   This warranty is non-transferable

B. As to components and component parts manufactured by others, the manufacturer's warranty will be passed on to the CUSTOMER and administered by SELLER.

AGREEMENT NO. 99-01-01-United Parcel Service    EXHIBIT IV     PAGE 1 OF 1

                                  EXHIBIT VI
                             PRIDE AVIATION, INC.
                              REDELIVERY DOCUMENT

                                   FORM 1215
                  FAA APPROVED REPAIR STATION NO. PHPR-948K

                           CERTIFICATE OF ACCEPTANCE
                    AIRCRAFT MAINTENANCE SERVICES AGREEMENT

       DATE:    / /
            -----------

AIRCRAFT TYPE:____________

SERIAL NUMBER:___________  REGISTRATION # ___________

We hereby acknowledge receipt of the above referenced Aircraft from Pride Aviation, Inc. The services and extra work on the Aircraft appear to have been performed in accordance with the terms and conditions of the Aircraft Maintenance Service Agreement.

                ___________________________
                Signature
                ___________________________
                Title
                ___________________________
                Company Name

We hereby acknowledge redelivery from Pride Aviation, Inc. to United Parcel Service at ____, _____, _______, Aircraft identified and equipped as follows:
           Time  Date   Station

          A.   Aircraft:          Manufacturer: _________
                                  Serial No.: ___________


United Parcel Service Co.                Pride Aviation Portland Inc.

By: _______________________              By: ___________________________

Title:_____________________              Title:_________________________

Date:____________                        Date:____________


AGREEMENT NO. 99-01-01-United Parcel Service      EXHIBIT VI      PAGE 1 OF 1

                                  EXHIBIT VII
                             PRIDE AVIATION, INC.
                           ADDENDUMS TO THE CONTRACT



Addendum #1 -- The pricing of exterior aircraft painting services and the labor man-hour rates will remain in effect for a three (3) year period. (Length of Contract) No cost of living adjustments will be added.

Addendum #2 -- Aviation Group, Inc. through its subsidiary company, Aero Design, Inc. & Battery LLC will provide United Parcel Service Airlines with $10,000.USD worth of FAA/PMA approved aircraft batteries, aircraft emergency battery power packs or battery temperature sensors per year at no cost to United Parcel Service Airlines for three (3) years upon endorsement of this agreement. Maximum annual credit allowance under this agreement is $10,000.USD per year.

Addendum #3 -- Aero Design, Inc. & Battery Shop LLC will sell its battery product line to United Parcel Service Airlines at twenty (20%) below current UPS costs after the $10,000. USD per year credit has been exhausted.

Addendum #4 -- United Parcel Services Airlines need not send battery assemblies to Aero Design for recharge. This will be accomplished by UPS in-house.

Addendum #5 -- The "flat rate" for DC8 rudder removal, weight & balance and reinstallation is $1500.USD as outlined herein.

Addendum #6 -- The sealing of lap seams will be included in the contractual price for Strip & Paint.

Addendum #7 -- Pride Aviation, Inc. makes contractual commitment that the DC8 rudder calculation approved method will be in place six months from the date this contract is signed. This action will negate the requirement for rudder removal from the aircraft.



AGREEMENT NO. 99-01-01-United Parcel Service - EXHIBIT VII - PAGE 1 OF 1

Date: January 1, 1999